                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 84 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 25, 2003 to the financial statements and financial highlights which appear in the July 31, 2003 Annual Report to Shareholders of Scudder Small Company Value Fund (a series of Scudder Securities Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 84 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 25, 2003 to the financial statements and financial highlights which appear in the July 31, 2003 Annual Report to Shareholders of Scudder 21st Century Growth Fund (a series of Scudder Securities Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 84 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 25, 2003 to the financial statements and financial highlights which appear in the July 31, 2003 Annual Report to Shareholders of Scudder Development Fund (a series of Scudder Securities Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants and Reports to Shareholders", "Financial Highlights" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2003